Exhibit 99.2

This Statement on Form 4 is filed by: (i) AHL 2014 Investor II, L.P., (ii) AHL 2014 Investor GP, Ltd., (iii) Apollo Principal Holdings III, L.P., (iv) Apollo Principal Holdings III GP, Ltd., (v) Apollo Palmetto Management, LLC, (vi) Apollo Palmetto Advisors, L.P., (vii) Apollo Principal Holdings IV, L.P., (viii) Apollo Principal Holdings IV GP, LLC, (ix) Apollo Capital Management, L.P., (x) Apollo Capital Management GP, LLC, (xi) AAA Guarantor-Athene, L.P., (xii) AAA Investments, L.P., (xiii) AAA Associates, L.P., (xiv) AAA MIP Limited, (xv) Apollo Alternative Assets, L.P., (xvi) Apollo International Management, L.P., (xvii) Apollo International Management GP, LLC, (xviii) Athene Asset Management, L.P., (xix) AAM GP Ltd., (xx) Apollo Life Asset Ltd. (xxi) AAA Holdings, L.P., (xxii) AAA Holdings GP Limited, (xxiii) Apollo Management Holdings, L.P., and (xxiv) Apollo Management Holdings, GP, LLC.

Name of Designated Filer: Apollo Management Holdings GP, LLC

Date of Event Requiring Statement: August 9, 2017

Issuer Name: Athene Holding Ltd.

AHL 2014 INVESTOR II, L.P.

By:	AHL 2014 Investor GP, Ltd.
its general partner

	By:	/s/ Rick Gordon
Rick Gordon
Vice President

AHL 2014 INVESTOR GP, LTD.

By:	/s/ Rick Gordon
Rick Gordon
Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PALMETTO ADVISORS, L.P.

By:	Apollo Palmetto Management, LLC
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PALMETTO MANAGEMENT, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IV, L.P.

By:	Apollo Principal Holdings IV GP, Ltd.
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IV GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

ATHENE ASSET MANAGEMENT, L.P.

By:	AAM GP Ltd.
its general partner

	By:	/s/ Angelo Lombardo
Angelo Lombardo
Senior Vice President, General Counsel and Secretary

AAM GP LTD.

By:	/s/ Angelo Lombardo
Angelo Lombardo
Senior Vice President, General Counsel and Secretary

APOLLO LIFE ASSET LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA GUARANTOR - ATHENE, L.P.

By:	AAA Investments, L.P.
its general partner

	By:	Apollo Alternative Assets, L.P.
its service provider

		By:	Apollo International Management L.P.,
its managing general partner

			By:	Apollo International Management GP, LLC
its general partner

				By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA INVESTMENTS, L.P.

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, LP
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA ASSOCIATES, L.P.

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

By:	Apollo International Management GP, LLC
its general partner

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA HOLDINGS, L.P.

By:	AAA Holdings GP Limited
its general partner

By:	/s/ John Suydam
John Suydam
Director

AAA HOLDINGS GP LIMITED

By:	/s/ John Suydam
John Suydam
Director

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO MANAGEMENT HOLDINGS, GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President